Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002, 18 U.S.C. SECTION 1350

I, Douglas J. Pferdehirt, Chief Executive Officer of TechnipFMC plc (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(a) The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2018, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2018

/s/ DOUGLAS J. PFERDEHIRT
Douglas J. Pferdehirt
Chief Executive Officer
(Principal Executive Officer)